Exhibit 99.2

Investor Presentation May 2020

 Disclaimers and Other Important Information This presentation (this “Presentation”) is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in AdaptHealth Corp. (“AdaptHealth” or the “Company”) and for no other purpose. The information contained in this Presentation does not purport to be all inclusive. The data contained herein is derived from various internal and external sources. The information contained in this Presentation is not, and should not be assumed to be, complete and does not present all the information that investors may require or desire in considering an investment in the Company. It is not intended to form the basis of any investment decision or any other decision in respect of the Company. AdaptHealth (as well as its respective directors, officers and stockholders) makes, and each of hereby expressly disclaims, any representations or warranties, express or implied, as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness of any projections or modeling or any other information contained in this Presentation. AdaptHealth shall have any liability for any representations, express or implied, contained in, or omissions from, this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of AdaptHealth. Nothing contained within this Presentation is or should be relied upon as a promise or representation as to the future. AdaptHealth does not assume any obligation to provide the recipient with access to any additional information or to update the information in this Presentation. Investors should not construe the contents of this Presentation, or any prior or subsequent communications from or with the Company or its representatives as investment, legal or tax advice. No securities commission or securities regulatory authority or other authority in the United States or any other jurisdiction has in any way passed upon the merits of a potential investment in AdaptHealth or the accuracy or adequacy of this Presentation. Forward Looking Statements This investor presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s acquisition pipeline and the impact of the recent coronavirus (COVID-19) pandemic and our response to it. These statements are based on various assumptions and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definit ive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the recent coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Market and Industry Data Industry and market data used in this Presentation is unaudited and have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. AdaptHealth has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. You are cautioned not to give undue weight to such industry and market data. Non-GAAP and Other Financial Information This Presentation includes references to financial measures that are calculated and presented on the basis of methodologies o ther than in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), including EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex. AdaptHealth defines EBITDA as net income (loss) attributable to AdaptHealth Corp., plus net income attributable to noncontrolling interests, interest expense (income), income tax expense (benefit), and depreciation. AdaptHealth defines Adjusted EBITDA as EBITDA (as defined above), plus loss on extinguishment of debt, equity-based compensation expense, transaction costs, severance, and similar items of expense (income). AdaptHealth defines Adjusted EBITDA less Patient Equipment Capex as Adjusted EBITDA (as defined above) less patient equipment acquired during the period without regard to whether the equipment was purchased or financed through lease transactions. EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex are significant components in understanding and assessing financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of AdaptHealth's liquidity. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

AdaptHealth has agreed to acquire two highly strategic and complementary recurring revenue supply businesses that are expected to be significantly accretive to growth, earnings and cash flow Solara Medical Supplies, LLC (“Solara”) is the largest independent distributor of continuous glucose monitors (CGMs) and offers a comprehensive suite of diabetes management products Transformative transaction that will establish AdaptHealth as a leader in the fast growing diabetes management vertical Accretive to growth and highly synergistic with AdaptHealth’s sleep therapy business and resupply capabilities Enhances AdaptHealth’s strategic value to payors and advances connected health strategy Successful standalone platform with a best-in-class management team to drive organic and inorganic growth ActivStyle, Inc. (“ActivStyle”) is a leading DTC distributor of incontinence products and related home medical supplies High quality business that accelerates growth, adds critical mass, and increases synergy capture within AdaptHealth PCS Current ActivStyle CEO will lead a supply division within AdaptHealth PCS Existing and new investors and lenders have committed to financing the transactions at attractive terms with a balanced mix of debt and equity Funding will support AdaptHealth’s ability to execute on its robust growth pipeline

Includes full year impact of acquisitions and expected run-rate cost synergies

Transactions Advance AdaptHealth’s Strategic Vision TodayPro FormaOur Goal Leading Diversified Provider of HME Best-in-class technology platform National footprint with density in attractive markets Broad portfolio with minimal competitive bidding risk Significant experience acquiring and integrating HME and Supply businesses Leading Provider of HME and Supply Solutions Leader in sleep and diabetes, two of the fastest growing segments Long term, recurring, non-discretionary products; meaningful overlap across patient base Complex and service intensive, which plays to our strengths Significant scale, and highly diversified Leading Provider of Connected Health Solutions Integrated, condition specific product suites Real time, actionable data to drive cost and outcome improvement Value-add partner to payors, providers and patients Move from fee for service to fee for value We enable complex care in the home, and are playing an increasing role in health management

Adds high quality, market leading platform assets, with management talent to further scale these business units Leans into core competencies – resupply, technology advantages, payors and referral relationships, field sales Increases exposure to relevant, high-cost categories for payors, with above market growth Further increase scale and diversify AdaptHealth’s revenue stream, with a focus on recurring revenue Connected devices further our evolution from an HME provider to a chronic care management company Financially compelling – highly accretive with meaningful synergies

Leader in diabetes management and the largest independent direct-to-patient distributor of CGMs $225mm est. run-rate Revenue 40,000+ active patients 300+ employees 25+ field sales 4 completed acquisitions 2002 founded, HQ in Chula Vista, CA Market Leader in a High Growth Segment Leader in diabetes management and the largest independent direct-to-patient distributor of CGMs CGM adoption is ramping rapidly, and drives long term, recurring resupply revenue Flexible ‘One-Stop-Shop’ Capabilities Comprehensive line of diabetes management supplies; preferred partner to CGM & insulin pump manufacturers Certified and credentialed to serve patients nationally, through DME or Rx channel (retail or national mail-order) Diverse and growing referral base, and broad in-network commercial and government payor coverage Platform Asset for Growth Best-in-class management team that will continue to lead the business post acquisition Well invested and scalable platform to support ongoing organic and inorganic growth within Adapt Highly synergistic with our resupply capabilities and integrates well with our core technology platform

Diabetes Market Overview

Diabetes Overview

- Diabetes is the most costly chronic disease in the US, with medical costs and lost productivity reaching $327 billion annually
- $1 out of every $7 healthcare dollars is spent treating diabetes or a complication of the disease
- The number of diagnosed cases has doubled since 2000; approximately 34 million Americans have diabetes, while 88 million have developed prediabetes



2x Case Growth since 2000
25.3
12.1
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

Diagnosed diabetes cases (millions)

34.2 million
diabetics including undiagnosed

88 million
pre-diabetics

U.S. Diabetes Device Market

- CGM technology has seen rapid adoption among diabetics due to innovative and easy to use new products and broadening reimbursement

US Diabetes Device Market
(in $bn)



CGM Market
CAGR: ~18%
$2.1
$3.4
2019E
2022P
Insulin Pump Market
CAGR: ~12%
$1.6
$2.2
2019E
2022P

Domestic Device Penetration



Type 1
Insulin intensive Type 2
Patient count in millions;
Percentages shown reflect device penetration
CGMs
1.8
2.0
42%
74%
2019E
2024P
5.6
5.9
10%
42%
2019E
2024P
Pumps
1.8
2.0
32%
44%
2019E
2024P
5.6
5.9
8%
15%
2019E
2024P

Source: CDC, ADA, Wall Street Research, Solara Management, US Pharmacist

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Solara offers a comprehensive suite of options for the effective management of diabetes, including CGMs, pumps, and ancillary supplies from all manufacturers Category & Representative ProductsDescriptionTop Manufacturers Continuous Glucose Monitors Insulin Pump Therapy Other Diabetes Supplies Small sensor placed under the skin sends glucose levels to transmitter to monitor and display in real-time Increasingly the standard for effective blood glucose management Device delivers small doses of continuous insulin and variable amounts during a meal Excellent alternative to syringes with more precise and dynamic dosing Includes other supplies like glucose meters, test strips, lancets, syringes, alcohol swabs, adhesives, and pen tip needles

Solara covers the distribution market from all angles with a comprehensive approach to products, services, and sales strategy Provider Refers patient to manufacturer or distributor Can refer to Solara for DME or Rx, simplifying distributor decision Referrals Manufacturer Services patient directly or refers to distributor Distribution is not a core competency, resulting in increased outsourcing Referrals Referrals Multipronged sales strategy, marketing directly to providers, manufacturers, consumers, and payors Ability to serve patients through DME or Rx channel simplifies process for providers and patients DTC Marketing Order Placed Ships Order Reorder Claims Submission Payments Patient Referred to Solara from provider, manufacturer, or Solara DTC marketing Can utilize either DME or Rx benefit Payor/PBM Receives claim and pays distributor according to contract Managed Markets team develops and expands payor relationships

ActivStyle Overview

ActivStyle
Your Medical Supply Advocate

Leading direct-to-consumer ("DTC") supplier of incontinence and urological supplies

- + **$60mm** est. Revenue
- + **90%+** recurring Revenue
- + **~65,000** active patients
- + **900+** payor contracts
- + **17** locations, with national distribution
- + **1997** founded, HQ in Minneapolis, MN

Market Leader in an Attractive Niche

Leader in DTC incontinence (~80% of revenue) and urological supplies, together a $3+ billion market

Consumable products for chronically ill patients drives significant recurring revenue

Patient preference for the convenience and discretion of home delivery continues to drive DTC growth

Purpose-Built DTC Supply Platform

Comprehensive product offering, including private label, and strong manufacturer relationships

Established brand, successful lead-gen engine, and efficient, technology enabled fulfillment and revenue cycle capabilities

Highly Synergistic

Complements and adds critical mass to incontinence and urology business lines acquired in the PCS transaction

Highly synergistic with AdaptHealth's resupply capabilities and integrates well with core technology platform

Best-in-class management team that will continue to lead the business post acquisition

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Acquisitions Directly Aligned with Our Core Strengths Technology Infrastructure Leverages current tech infrastructure (e.g. Brightree); enables relatively quick synergizing of complex acquisitions Fulfillment Logistics CGM is strong fit with our CPAP resupply capabilities and claims processing engine Patient Base Significant cross sell opportunities identified – many poly-chronic patients Payor Relationships Contracting advantages and national presence Sales Channel Broadens the aperture for our referral sources; leverages our 200+ field sales across complementary health system and physician call points Data & Analytics Additional connected devices enhance our value proposition

Our solutions play an important role in managing these chronic diseases in home (in $bn) Product Line PF 2019 Net Revenue less BD Estimated Long-Term Growth Rates Adapt distributes products and provides services to patients with high-cost, chronic diseases Assuming 1-2% share capture, potential to grow at 7-10% organically Source: American Diabetes Association, CDC, American Association of Sleep Medicine

LTM Pro Forma Unique Patients Serviced (in thousands) Revenue ($ in millions) 1,800 1,600 ActivStyleSolaraAdapt 1,710 $1,200 1 ActivStyleSolaraAdapt $1,088 1,400 1,200 1,000 800 795 850 895 1,010 1,039 1,137 1,181 $1,000 $800 $600 $529 600 480501 $400 $345 400 200 $200 $174$193 - Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 2017201820192020 - 20162017201820192020 PF 1.Based on midpoint of 2020E management guidance presented during Q1 2020 earnings call

Adapt1PF Adapt2 Diabetes Diversifies Product 2% Other Respiratory 16% Diabetes 19% Respiratory 3 13% Offerings With Scale Diabetes Business Supply 24% HME 14% Sleep 44% Other Supply 4 24% HME 11% Sleep 34% Business Mix Now 85%+ Recurring Sale or Rental Rental 36% One-off Sale 16% Recurring Sale 47% Rental 28% One-off Sale 14% Recurring Sale 58% Highly Diversified Payor Mix Tricare 1%Other 15% Commercial 39% FFS Medicare 27% Managed Medicare 9% Medicare (Incl. Tricare 5%Other 13% Commercial 40% FFS Medicare 22%Managed Medicare 7% Medicaid (Incl. Managed Managed Medicaid) 8% Medicaid) 13% Based on CY 2019 net revenue less bad debt including PCS, AHC, and HL on a PF basis 2. Includes Solara, ActivStyle 3. Includes Oxygen / Vents 4. Includes Urology, Ostomy, Wound Care, Incontinence, Other (Ortho / Breast Pump / Enteral)

Patients Payors and Providers + Simplify Health Management + Encourage Compliance + Drive Better Engagement + Improve Outcomes + Monitor Treatment Plan Effectiveness + Drive Early Interventions + Reduce Hospitalizations + Improve Outcomes Blood Pressure NIV CPAP Connected Devices CGMOximeter Scales

Case Study: Diabetic Patient on CGM and Sleep Therapy Illustrative Diabetic Patient Needs CPAP PumpCGM Scale AdaptHealth Platform ▪ Real-time insulin levels Real-time information on sleep quality Weight fluctuation ▪ Measure the effectiveness of social and clinical interventions (i.e. diet, weight loss and the impact of that on sleep and insulin levels) Identify risks that may require clinical intervention We estimate that a meaningful amount of our PAP patients may be a Type 1 or Type 2 diabetic

Appendix

Sources and Uses of Funds Pro Forma FDSO Calculation (in $mm) (in mm) Incremental TLA $240 One Equity Investment $190 Deerfield Investment $35 Solara Shareholder Equity $63 Total Sources $528 Standalone FDSO1 77.8 One Equity Partners Shares 13.8 Incremental Deerfield Shares 2.5 Solara Shares 3.9 Total PF FDSO1 98.1 Purchase of Solara $425 Purchase of ActivStyle $62 Est. fees, OID, and other exp. $12 Cash to Balance Sheet $29 Total Uses$528 Calculated using Treasury Stock Method for outstanding warrants and options. Share price of $16.65 as of 5/22/20; Excludes the impact of any earnouts

One Equity Partners Deerfield Mgmt. Solara Shareholders Total 1.As of 5/22/20 Pro Forma FDSO (98.1mm) is equal to current FDSO (77.8mm) as of 5/1/20 + One Equity Partners Shares (13.8mm) + Deerfield Management Shares (2.5mm) + Solara Shareholder Shares (3.9mm). Current FDSO assumes treasury stock method for outstanding warrants and options. Share price of $16.65 as of 5/22/20. Excludes the impact of any earnouts; For Deerfield reflects only newly issued shares Common shares issued will have customary rights and lock-ups Weighted average

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